Exhibit 99.2

O-I Earnings Call Additional Information 4th Quarter & Full Year 2008 January 28, 2009

EPS Reconciliation 1 2 2 1 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. 2 EPS is calculated discretely for each period and quarterly amounts do not necessarily total the year-to-date amounts because of dilution and rounding. (0.04)  4Q Year 2007 Non-GAAP EPS $1.00 $2.94 Sales volume (0.23) (0.52) Price and product mix 0.79 2.58 Manufacturing and delivery (0.94) (2.11) Operating expenses (0.12) (0.13) Currency translation (0.13) 0.25 Retained corporate cost and other 0.09 0.35 Net interest expense 0.12 0.37 Minority share owners’ interest (0.02) (0.06) Effective tax rate (0.01) 0.00 Share count dilution (0.02) (0.04) All other (0.08) 0.17 Total reconciling items (0.55) 0.86 2008 Non-GAAP EPS $0.45 $3.80

Net Sales Reconciliation  $ Millions 4Q Full Year 2007 Segment sales $1,937 $7,475 Sales volume (197) (514) Price and product mix 152 572 Currency translation (195) 275 Total reconciling items (240) 333 2008 Segment sales 1,697 7,808 Other sales 8 77 Net sales $1,705 $7,885

Segment Operating Profit Reconciliation $ Millions 4Q Full Year 2007 Segment operating profit $300 $1,107 Sales volume (44) (116) Price and product mix 152 572 Manufacturing and delivery (178) (468) Operating expenses (23) (28) Currency translation (24) 56 All other (26) 34 Total reconciling items (143) 50 2008 Segment operating profit 157 1,157 Retained corporate costs and other 2 (1) 2008 Consolidated operating profit $159 $1,156

Free Cash Flow Three months ended Dec. 31 $ Millions Twelve months ended Dec. 31 2008 2007 2008 2007 $(229.7) $(18.8) Net earnings (loss) $258.3 $1,340.6 (1.1) (33.4) Gain (loss) from discontinued operations 6.8 1,041.3 (228.6) 14.6 Earnings (loss) from continuing operations 251.5 299.3 Non-cash charges: 101.0 114.5 Depreciation and amortization 467.8 460.9 250.0 115.0 Asbestos-related 250.0 115.0 21.6 38.4 Restructuring and asset impairment 133.3 100.3 93.4 (11.7) All other non-cash charges 111.4 53.3 Payments and other reconciling items: (69.9) (120.9) Asbestos-related payments (210.2) (347.1) 25.6 53.9 Change in components of working capital (201.4) 36.2 (20.3) (49.2) Change in non-current assets and liabilities (94.8) (92.8) 172.8 154.6 Cash provided by cont. operating activities 707.6 625.1 (123.2) (127.8) Additions to PP&E for continuing operations (361.7) (292.5) $49.6 $26.8 Free Cash Flow 1 $345.9 $332.6 1 Free Cash flow equals cash provided by continuing operating activities less capital spending for continuing operations.

Free Cash Flow - Full Year 2008 1 Other Operating Items is comprised of minority interest expense, current tax expense, net interest, other non-cash charges, and changes in other non-current assets/liabilities, less restructuring payments. 1 $Millions 346 332 86 69 38 137 238 7 128 $100 $200 $300 $400 $500 FCF 2007 Consolidated Segment Operating Profit Depreciation & Amortization Change in Working Capital Asbestos Related Payments Restructuring Payments Capex Other Operating Items FCF 2008

Asbestos – New Filings and Pending Cases New Filings Pending Cases 15,000 25,000 9,000 7,000 9,000 5,000 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000 30,000 2003 2004 2005 2006 2007 2008 11,000 14,000 19,000 32,000 29,000 35,000 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000 30,000 33,000 36,000 2003 2004 2005 2006 2007 2008

Asbestos – Payments and Liability High-temperature pipe and block insulation used in industrial applications Exited the business in 1958 – 51 years ago Less than $40 million in sales from 1948 to 1958 803 766 730 688 456 495 199 190 171 163 347 210 $0 $100 $200 $300 $400 $500 2003 2004 2005 2006 2007 2008 $ millions Gross Payments 175 628 170 596 158 572 149 539 210 246 175 320 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2003 2004 2005 2006 2007 2008 $ millions Long Term Liability Current Liability

Reconciliation of GAAP to non-GAAP Items 4th Quarter 2008 and 4th Quarter 2007 Net loss Three months ended Dec. 31, $ Millions, except per share amounts 2008 2007 Earnings EPS Earnings EPS Net loss $(229.7) $(1.39) $(18.8) $(0.15) Less loss from discontinued operations (1.1) (0.01) (33.4) (0.21) Earnings (loss) from continuing operations (228.6) (1.38) 14.6 0.06 Items that management considers not representative of ongoing operations: • Asbestos related charges, net of tax 248.8 1.47 115.0 0.71 • Charges for restructuring and asset impairments 16.5 0.09 29.0 0.18 • Net charges related to tax restructuring and other 39.5 0.23 • Dilutive effect of options and other 0.04 • Note repurchase premiums & write-off of deferred finance fees 8.8 0.05 Earnings from continuing operations exclusive of items above $76.2 $0.45 $167.4 $1.00 Diluted shares outstanding (millions) 169.4 161.0

Reconciliation of GAAP to non-GAAP Items Full Year 2008 and 2007 2.8 Twelve months ended Dec. 31, $ Millions, except per share amounts 2008 2007 Earnings EPS Earnings EPS Net earnings $258.3 $1.52 $1,340.6 $7.99 Less earnings from discontinued operations 2.8 0.02 Less gain on sale of discontinued operations 6.8 0.04 1,038.5 6.19 Earnings from continuing operations 251.5 1.48 299.3 1.78 Items that management considers not representative of ongoing operations: • Asbestos related charges, net of tax 248.8 1.47 115.0 0.68 • Charges for restructuring and asset impairments 110.1 0.65 84.1 0.51 • Net charges related to tax legislation, restructuring, and other 34.8 0.20 • Gain from recognition of foreign tax credits (13.5) (0.08) • Note repurchase premiums & write-off of deferred finance fees 8.8 0.05 Earnings from continuing operations exclusive of items above $645.2 $3.80 $493.7 $2.94 Diluted shares outstanding (millions) 169.7 167.8

Bank Credit Agreement revolver availability is $768MM Bank Credit Agreement revolver extends through June 2012 Leverage Ratio is 2.0 (Total Debt less Cash to “Bank Credit Agreement EBITDA”) 58% Variable / 42% Fixed Weighted average cost of debt 6.9% Debt Maturity Schedule As of December 31, 2008 $ Millions Unsecured Notes 2.1 $ Bank Debt 0.8 Securitization 0.3 Other 0.1 Total Debt 3.3 Less Cash 0.4 Net Debt 2.9 $ $ Billions 250 170 450 250 422 717 425 195 294 0 100 200 300 400 500 600 700 800 900 1000 09 10 11 12 13 14 15 16 17 18 Senior Notes Other Domestic & Intl BCA Securitization

Organic Growth 1 Selective capacity expansion in attractive and growing markets Modernizing and streamlining our footprint Acquisition Growth and margin opportunities in emerging markets Global consolidation in markets not served by O-I Share Repurchase and Dividends Return capital to shareholders Debt Reduction Strengthen balance sheet and improve liquidity Uses of Free Cash Flow Note 1: Recognizing that free cash used for organic growth ultimately reduces reported Free Cash Flow Return Priority Debt Reduction Share Repurchase and Dividends Acquisition Organic Growth Higher Higher Lower Lower

Supplemental Information

Foreign Currency Exchange Rate Changes 1Average exchange rate for the quarter 1 35 EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2006 2007 2008 FX Translation Impact on Sales, Segment Operating Profit and EPS compared to prior year 2007 2008 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year Sales $79 $92 $108 $171 $450 $186 $202 $82 $(195) $275 Segment Operating Profit 8 11 8 25 52 35 32 13 (24) 56 Non-GAAP Segment EPS 0.03 0.02 0.03 0.11 0.19 0.14 0.14 0.06 (0.13) 0.25